UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Journal Media Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

November 20, 2015

Gannett and Journal Media Group Receive Second Requests from the Department of Justice

McLean, VA & Milwaukee, WI - Gannett Co., Inc. (NYSE: GCI) (“Gannett”) and Journal Media Group, Inc. (NYSE: JMG) (“JMG”) announced today that they have each received a request for additional information and documentary material (a “Second Request”) from the U.S. Department of Justice (“DOJ”) in connection with Gannett’s proposed acquisition of JMG.

Gannett and JMG expect to continue working with the DOJ in its review of the proposed transaction.  In addition to antitrust clearance, the transaction is subject to approval by holders of a majority of the outstanding shares of JMG common stock and other customary closing conditions.  Gannett and JMG continue to expect to close the transaction in the first quarter of 2016 as previously announced.

About Gannett

Gannett Co., Inc. (NYSE: GCI) is a new kind of media company committed to strengthening communities across the nation.  Through trusted, compelling content and unmatched local-to-national reach, the company touches the lives of more than 100 million people monthly. With more than 100 markets internationally, it is known for Pulitzer Prize-winning newsrooms, powerhouse brands such as USA TODAY and specialized media properties. To connect with us, visit www.gannett.com.

About Journal Media Group

Journal Media Group (NYSE: JMG), headquartered in Milwaukee, is a media company with print and digital publishing operations serving 14 U.S. markets in nine states, including the Milwaukee Journal Sentinel, the Naples Daily News, The Commercial Appeal in Memphis, and Ventura County Star in California.  Formed in 2015 through a merger of the newspaper operations of The E.W. Scripps Company and Journal Communications, Inc., the company serves local communities with daily newspapers, affiliated community publications, and a growing portfolio of digital products that inform, engage and empower readers and advertisers.  Learn more at www.journalmediagroup.com.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval.  Journal Media Group has filed with the SEC a preliminary proxy statement in connection with the proposed merger.  Journal Media Group also intends to file with the SEC and mail to its shareholders a definitive proxy statement.  Journal Media Group URGES INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Gannett, Journal Media Group and the proposed merger.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov.  In addition, a copy of Journal Media Group’s definitive proxy statement (when it becomes available) may be obtained free of charge from Journal Media Group’s website, www.journalmediagroup.com, or by writing or calling Journal Media Group at 333 West State Street,

Milwaukee, Wisconsin 53203, (414) 224-2000, Attention: Corporate Secretary.  Investors and security holders may also read and copy any reports, statements and other information filed by Gannett or Journal Media Group with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Journal Media Group and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding Journal Media Group’s directors and executive officers is available in Journal Media Group’s registration statement on Form S-4 (Registration No. 333-201540).  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this news release may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Journal Media Group by Gannett, the expected timetable for completing the acquisition and the benefits of the acquisition.  Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words.  Any such statements speak only as of the date the statements were made and are not guarantees of future performance.  The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements.  These factors include, among other things, economic conditions affecting the newspaper publishing business, the uncertainty of regulatory approvals, the ability to obtain the requisite Journal Media Group shareholder approval, Gannett’s and Journal Media Group’s ability to satisfy the merger agreement conditions and consummate the transaction on a timely basis, and Gannett’s ability to successfully integrate Journal Media Group’s operations and employees with Gannett’s existing business.  Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s registration statement on Form 10, and in Journal Media Group’s filings with the U.S. Securities and Exchange Commission, including Journal Media Group’s registration statement on Form S-4.  Any forward-looking statements should be evaluated in light of these important risk factors.  Gannett and Journal Media Group are not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For investor inquiries, contact:	For media inquiries, contact:

Gannett Contact:	Gannett Contact:
Michael P. Dickerson	Amber Allman
Vice President, Investor Relations	Vice President, Corporate Communications
703-854-6185	703-854-5358
mdickerson@gannett.com	aallman@gannett.com

Journal Media Group Contact:	Journal Media Group Contact:
Jason Graham	Laurel Jahn
Senior Vice President, CFO and Treasurer	Communications Manager
414-224-2363	414-224-2059
jason.graham@jmg.com	laurel.jahn@jmg.com

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